UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 23, 2008
THERMADYNE HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-13023 (Commission File Number)	74-2482571 (I.R.S. Employer Identification No.)

16052 Swingley Ridge Road, Suite 300	63017
Chesterfield, Missouri	(Zip Code)
(Address of principal executive offices)
(636) 728-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On April 23, 2008 Thermadyne Holdings Corporation announced that Moody’s Investors Service upgraded the Company’s corporate family rating to B3 from Caa1 and the rating on the $175 million 9.25% senior unsecured subordinated notes due 2014 to Caa1 from Caa2. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, contains additional details about the Company’s upgrade.

Item 9.01.	Financial Statements and Exhibits.
     d) Exhibits.
Exhibit Number Description

99.1	Press release of Thermadyne Holdings Corporation issued April 23, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 25, 2008

THERMADYNE HOLDINGS CORPORATION
By:	/s/ Mark A. McColl
	Name:	Mark A. McColl
	Title:	Interim General Counsel and Corporate Secretary